Cash and cash equivalents	12 Months Ended
Dec. 31, 2019
Cash and cash equivalents
Cash and cash equivalents

4.            Cash and cash equivalents

Cash and cash equivalents represent cash on hand, cash held at bank, and time deposits placed with banks or other financial institutions, which have original maturities of three months or less. Cash on hand and cash held at bank balance as of December 31, 2018 and 2019 primarily consist of the following currencies:

	December 31, 2018		December 31, 2019
		USD		USD
(In thousands)	Amount	equivalent	Amount	equivalent
RMB	247,352	36,040	322,972	46,296
USD	85,351	85,351	115,805	115,805
Hong Kong Dollar (“HKD”)	8,532	1,089	2,202	283
Thai Baht (“THB”)	14,624	450	2,417	81
Total		122,930		162,465

As at December 31, 2018 and 2019, included in the cash and cash equivalents are time deposits with original maturities of three months or less, of nil and USD 34,000,000 respectively, primarily consist of USD.